NORTHERN FUNDS Northern Trust 2056 Inflation-Linked Distributing Ladder ETF

Summary Prospectus | August 26, 2026	Ticker: TIPH | Stock Exchange: NYSE Arca, Inc.

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus, reports to shareholders, and other information about the Fund online at https://connect.rightprospectus.com/NorthernTrust. You can also get this information at no cost by calling 855-353-9383 or by sending an e-mail request to NorthernTrustETF@acaglobal.com. The Fund’s complete Prospectus and Statement of Additional Information, both dated August 21, 2026, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to provide periodic inflation-linked distributions through U.S. Treasury Inflation Protected Securities (commonly known as “TIPS”), consisting of income and/or principal through 2056.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in shares of the Fund, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.10%

Distribution (12b-1) Fees	0.00%

Other Expenses(2)	0.00%

Total Annual Fund Operating Expenses	0.10%

(1)

The management fee is structured as a “unitary management fee,” out of which the Fund’s investment adviser, Northern Trust Investments, Inc. (“NTI”), pays all of the ordinary operating expenses of the Fund, except for the following expenses, each of which is paid by the Fund: (I) the Fund’s management fee; (ii) distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (iii) interest expenses; (iv) brokerage expenses and other expenses (such as stamp taxes) in connection with the execution of portfolio transactions or in connection with creation and redemption transactions; (v) tax expenses; and (vi) extraordinary expenses, as determined under generally accepted accounting principles.

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$10	$32

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund is newly organized, and, as of the date of this Prospectus, has not had any portfolio turnover.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by employing a “laddered” bond strategy, pursuant to which the Fund will invest in TIPS with different maturity dates (or “rungs”) through the year 2056 (the “terminal year”). Generally, NTI implements the Fund’s laddered bond strategy by investing the Fund’s assets in approximately equal proportions (as measured by par value) across the existing rungs at the time of investment to provide periodic distributions to Fund shareholders in the form of income and/or principal (based upon par value of the underlying bonds) each year through the terminal year. The Fund will initially be comprised of 30 rungs with clusters of maturities throughout 2027 and each subsequent year through 2056. As the bonds in a rung reach their final maturity, the Fund generally will not reinvest the proceeds in bonds with maturities in future rungs. The Fund will make a cash distribution out of the available proceeds to Fund shareholders which will primarily consist of the par value received from the maturing bonds and may include a return of capital. Any such return of capital distribution, which involves the return of a portion of a shareholder’s investment, may be substantial. Upon conclusion of the final rung in the terminal year, the Fund will liquidate and distribute substantially all of its assets as described more fully below.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-linked securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, primarily TIPS, but also include other inflation-related bonds whose principal value is periodically adjusted according to the rate of inflation, which may be issued by other entities such as corporations, municipalities, foreign governments and foreign issuers.

While the Fund intends to invest substantially all of its assets in TIPS, if assets from one or more new creation orders are received when the final cluster of bonds in a rung are

NT DL-ETF SUM TIPH (8/26)	SUMMARY PROSPECTUS	1	NORTHERN TRUST 2056 INFLATION-LINKED DISTRIBUTING LADDER ETF

at or near their maturity date (a “transition period”), the Fund may invest a portion of those new assets in money market funds, cash and cash equivalents, including, without limitation, U.S. Treasury Bills and investment grade commercial paper (collectively, “money market instruments”), with the remaining assets invested in approximately equal proportions across the remaining rungs. Such transition periods will be considered other-than-normal circumstances, which may result in the Fund temporarily deviating from the 80% policy specified above. Once a transition period concludes, NTI will seek to invest any unallocated cash or money market instruments in TIPS equally across the remaining rungs. While transition periods may vary depending upon the maturity date of each cluster of bonds included in a particular rung, NTI estimates that transition periods may generally range from 0 to 80 days and, in any event, are not anticipated to exceed 90 consecutive days.

TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS’ principal and interest are linked to an official inflation measure (as measured by the Consumer Price Index for All Urban Consumers Non-Seasonally Adjusted, or CPI-U NSA) and the payments are supported by the full faith and credit of the United States. Investments in TIPS can provide investors with a hedge against inflation, as such investments help preserve the purchasing power of an investment over time by adjusting their principal based on the CPI-U NSA. Because of this inflation adjustment feature, TIPS typically have lower yields than conventional fixed-rate bonds.

The Fund will liquidate on or about the final maturity date of the underlying bonds in the terminal year and the Fund will seek to distribute substantially all of its assets at that time. The Fund will liquidate without requiring additional approval by the Trust’s Board of Trustees or shareholders of the Fund, although the Fund reserves the ability to change the liquidation date.

The Fund is not a “target date fund,” and therefore its investment strategy does not become increasingly conservative over time.

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” funds.

PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

INFLATION-INDEXED SECURITIES RISK is the risk that the value of inflation protected securities, such as TIPS, generally will fluctuate in response to changes in real interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. In addition, interest payments on inflation-protected securities will generally vary up or down along with the rate of inflation. Real interest rates are generally measured as a nominal interest less an inflation rate. As such, investors should be aware that an investment in TIPS over a particular timeframe may decrease in value even in an inflationary environment. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Because of their inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. In addition, the market for inflation-indexed securities may be less developed or liquid, and more volatile, than certain other securities markets. In addition, positive adjustments to principal generally will result in taxable income to the Fund at the time of such adjustments (which generally would be distributed by the Fund as part of its taxable dividends), even though the principal amount is not paid until maturity.

FUND TERMINATION RISK is the risk that, unlike an investment in a traditional investment company with perpetual existence, the Fund is designed to liquidate in the terminal year and thus a shareholder of the Fund will not receive distributions from the Fund beyond the terminal year. In addition, investors considering purchasing Fund shares should consider the price of the shares and the remaining term of the Fund at that time prior to making such a decision.

FLUCTUATION OF YIELD AND PRINCIPAL PAYMENT RISK is the risk that the Fund, unlike a direct investment in a bond that has a level coupon payment and a fixed payment at maturity, will make distributions of income that vary over time. Unlike a direct investment in bonds, the breakdown of returns between Fund distributions are not predictable at the time of your investment. For example, at times during the Fund’s existence, it may make distributions at a greater (or lesser) rate than the coupon payments received on the Fund’s portfolio, which will result in the Fund returning a lesser (or greater) amount during any particular rung or upon liquidation than would otherwise be the case. The rate of Fund distribution payments may adversely affect the tax characterization of your returns from an investment in the Fund relative to a direct investment in bonds. If the amount you receive as principal payments or liquidation proceeds upon the Fund’s liquidation is higher or lower than your cost basis, you may experience a gain or loss for tax purposes.

INCOME RISK is the risk that the Fund’s income may decline due to a decline in inflation (or deflation) or due to changes in inflation expectations.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations in a timely manner will adversely affect the value of the Fund’s investments and its returns. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in the credit rating of the issuer or the security may also affect the value of the Fund’s investment in that issuer.

DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.

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INTEREST RATE RISK is the risk that during periods of rising interest rates, the market value of the Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of the Fund’s securities will tend to be higher. The Fund’s yield will vary as short-term securities in its portfolio mature and assets from new creates are invested in securities with different interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates. Interest rate changes can be sudden and unpredictable and may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance.

PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.

RETURN OF CAPITAL/DISTRIBUTION RISK is the risk that the Fund’s distributions will involve a return of capital, which, although not generally taxable, may lower a shareholder’s basis in the Fund’s shares, thus potentially subjecting the shareholder to future tax consequences in connection with the sale of Fund shares, even if sold at a loss to the shareholder’s original investment. In addition, while the Fund seeks to provide periodic distributions, there is no guarantee that the Fund will make a distribution (i) at any specific interval or (ii) comprised of only dividend income. When the Fund does make distributions, the amounts and tax characterization of such distributions will likely vary from one distribution to the next and could vary significantly, particularly when paying returns of capital upon maturity of the underlying bonds. Shareholders should also be aware that any distribution may be re-characterized for tax purposes at year-end, which may result in a portion or different portion of prior distributions being re-characterized as returns of capital or as dividend income. Further, the Fund will make distributions to shareholders in the Fund as of the record date for such distributions and, therefore, shareholders should not expect to recoup portions of their investment in connection with any distribution. Shareholders that purchase Fund shares shortly before the record date for a distribution may receive a distribution that includes a return of capital, which will result in a reduction in the shareholders’ basis in the Fund’s shares.

Shareholders should review the Fund’s anticipated distribution schedule before making an investment in the Fund.

MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions, the threat or occurrence of a government shutdown, or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.

CASH TRANSACTIONS RISK is the risk from the Fund effecting creation and redemption orders of its shares entirely for cash, rather than for in-kind securities. The Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security or other financial instrument and recognize a capital gain or loss that might not have been incurred if it had not effected a redemption order entirely for cash. As such, investments in Fund shares may be less tax-efficient than an investment in an ETF that meets redemption orders entirely in-kind with portfolio securities. The use of all cash creation and redemption orders may also cause the Fund’s shares to trade in the secondary market at wider bid-ask spreads and/or greater premiums or discounts to the Fund’s NAV. To the extent that the maximum additional variable charge for cash creation or cash redemption transactions is insufficient to cover the transaction costs of purchasing or selling portfolio securities, the Fund’s performance could be negatively impacted.

AUTHORIZED PARTICIPANT CONCENTRATION RISK is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

MARKET TRADING RISK is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its

NORTHERN TRUST 2056 INFLATION-LINKED DISTRIBUTING LADDER ETF	3	SUMMARY PROSPECTUS

NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.

LIQUIDITY RISK is the risk that certain securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, and the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity, adversely affecting the value of the Fund’s investments and its returns. In addition, less liquid securities may be more difficult to value, and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. Banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. All of these risks may increase during periods of market turmoil and could have a negative effect on the Fund’s performance.

VALUATION RISK is the risk that the purchase or sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

NON-DIVERSIFICATION RISK is the risk that, because a non-diversified fund may invest a larger portion of its assets in securities issued by or representing a smaller number of issuers than a diversified fund, a Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

MANAGEMENT RISK is the risk that the investment adviser’s investment decisions for the Fund may not produce the intended results or that the Fund will not achieve its investment objective. The investment adviser manages the Fund’s laddered bond strategy at the portfolio level, and there is no guarantee that investors in the Fund will experience uniform returns or returns similar to those that would be achieved if they implemented a laddered bond strategy directly. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to the investment adviser to manage a Fund and may also adversely affect the ability of a Fund to achieve its investment objective.

SMALL FUND RISK is the risk that the Fund will not grow to or maintain an economically viable size, in which case it may liquidate prior to the anticipated liquidation date in the terminal year, thus impacting the Fund’s ability to achieve its investment objective. In addition, investors in the Fund also bear the risk that, without sufficient assets, the Fund may not be successful in implementing its investment strategy or transacting in securities at the desired prices or on desirable terms. The timing of such liquidation may not be favorable and could have negative tax consequences for shareholders. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund. The Fund’s distributor does not maintain a secondary market in the shares.

As with any fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The Fund is new and therefore does not have a performance history for a full calendar year. Performance information for the Fund will be provided once it has annual returns for a full calendar year.

Updated performance information for the Fund will be available and may be obtained on the Fund’s website at etfs.ntam.northerntrust.com or by calling 1-855-353-9383.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Fund. NTI manages assets collectively on a team basis. The following portfolio managers have the most significant responsibility for the day-to-day management of the Fund’s portfolio. David M. Alongi, CFA, and Michael R. Chico, CFA, each a Senior Vice President of NTI, have served as Portfolio Managers of the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund’s shares may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Fund shares in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at etfs.ntam.northerntrust.com.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.

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PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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